Exhibit 99.1

1 Annual General Meeting

AGENDA 1. Formal Meeting 2. Financial Overview 3. Operational + Exploration Update 4. Gold Market Overview 2

NILS ENGELSTAD Vice President, Corporate Affairs & Secretary 3

PERRY ING Chief Financial Officer 4

Dec 31, 11 (UXG only) Mar 31, 12 (unaudited) Cash, Investments & Bullion 41.6 63.3 Mineral Properties and Investment in MSC 245.5 1,068.9 Total Assets 310.4 1,162.0 Deferred Tax Liability 78.8 274.6 Total Liabilities 91.1 290.1 Shareholder’s Equity 219.3 871.9 Balance Sheet USD Millions

Dec 31, 11 (UXG only) Dec 31, 11 (MUX pro-forma) Mar 31, 12 (unaudited) Income from MSC - 15.9 1.2 Exploration expense (43.0) (57.7) (11.8) General & admin (10.9) (13.1) (4.7) Other (expense) income (1.9) 3.8 1.5 Net loss (61.9) (64.4) (19.2) EPS (0.45) (0.24) (0.08) Statement of Operations USD Millions

Dec 31, 11 (UXG only) Dec 31, 11 (MUX pro-forma) Mar 31, 12 (unaudited) Common Shares 139.7 267.1 267.9 Options 4.3 6.0 5.5 Fully Diluted Shares 144.0 273.1 273.4 USD Millions Share Capital

Internally Funded Growth Estimates 8 Q2 2012 67 44 -16 -20 -8 $67 M 2013 67 83 -75 -30 -8 $37 M 2014 37 143 -125 -30 -8 $17 M (1) Includes silver/ gold bullion and marketable securities, estimates based on $1,700/oz gold, $34/oz silver (2) See also Endnotes Beginning Cash(1) Cash flow from operations(2) Capital expenditures Exploration and property costs G&A and other Ending Cash

Q1 2011 Q2 2011 Q3 2011 Q4 2011 Q1 2012 Q2 2012 Remainder of 2012 Reported Income from MSC 11.3 13.5 13.1 7.1 1.2 TBD TBD Cash received from MSC 0.7 0.7 28.91 0 9.4 TBD ~ 30 In millions of USD; 2011 figures reported are US GAAP figures reported by Minera Andes 1 A further $32.4 million of project finance debt was repaid on Minera Andes’ behalf during Q3 2011 Minera Santa Cruz

IAN BALL Senior Vice President 10

11 Cautionary Statement This presentation contains certain forward-looking statements and information, including "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. The forward-looking statements and information expressed, as at the date of this press release, McEwen Mining Inc.'s (the "Company") estimates, forecasts, projections, expectations or beliefs as to future events and results. Forward-looking statements and information are necessarily based upon a number of estimates and assumptions that, while considered reasonable by management, are inherently subject to significant business, economic and competitive uncertainties, risks and contingencies, and there can be no assurance that such statements and information will prove to be accurate. Therefore, actual results and future events could differ materially from those anticipated in such statements and information. Risks and uncertainties that could cause results or future events to differ materially from current expectations expressed or implied by the forward-looking statements and information include, but are not limited to, risks related to business integration as a result of the business combination between US Gold and Minera Andes, factors associated with fluctuations in the market price of precious metals, mining industry risks, political, economic, social and security risks associated with foreign operations, the ability of the Company to obtain requisite regulatory approvals or permits, risks related to litigation including specifically but not limited to ongoing litigation with respect to the Los Azules property which if resolved adversely to the Company, would materially affect the Company's ability to develop the Los Azules project, property title, the state of the capital markets, environmental risks and hazards, uncertainty as to calculation of mineral resources and reserves and other risks. Readers should not place undue reliance on forwardlooking statements or information included herein, which speak only as of the date hereof. The Company undertakes no obligation to reissue or update forward-looking statements or information as a result of new information or events after the date hereof except as may be required by law. On January 24, 2012, US Gold Corporation and Minera Andes Inc. completed a business combination wherein US Gold acquired Minera Andes and was renamed McEwen Mining Inc. See McEwen Mining's Annual Report on Form 10-K for the fiscal year ended December 31, 2011 and other filings with the Securities and Exchange Commission and on SEDAR (www.sedar.com), under the caption "Risk Factors" for additional information on risks, uncertainties and other factors relating to the forward-looking statements and information regarding the Company. All forward-looking statements and information made in this presentation are qualified by this cautionary statement. See also additional information contained in the endnotes to this presentation.

Cash & Cash Flow Exploration Upside Internal Growth Big CEO Ownership Strengths McEwen Mining 12 World Class Assets

Projected Gold Eq. Production Growth 13 0 75 150 225 300 2012E 2013E 2014E 2015E Gold Eq. Production (000’ oz Au Eq.) Estimated Cash Cost $700-800 /oz San José Mine El Gallo Gold Bar 285,000 oz 105,000 oz *See Endnotes

San José Mine (49%) Argentina $40 Million Est. Dividends 2012 14

15 Growing Resource 2012 Production Forecast 2012 Exploration Budget 2012 Q1 Production 192,500 Gold Eq. Cash Cost $750 / oz 46,000 Gold Eq. Cash Cost $720 / oz $14 Million 110,000 m Drilling Silver 68.6 M oz 22.4 M oz Gold 1.0 M oz 0.3 M oz *See Note 1 M&I: I: San José Mine Highlights*

El Gallo Phase 1 Mexico $10 Million Est. Cash Flow 2012 16

17 Production Start Capex Cash Cost Resource Update Phase 1 30,000 oz Gold / yr July 2012 $15 M $800 / oz Phase 2 105,000 oz Gold Eq. / yr 2014 $150 M $575 / oz Q2 - 2012 El Gallo Complex – Mexico 2 Phase Development *See Note 1 Total 135,000 oz Gold Eq. / yr $165 M $625 / oz

18 Potential Risks

Governments 19

El Gallo Phase 2 | Capex 20 ?

Opportunities 21

22 Los Azules Copper Argentina BIG 35 EXPLORATION

23 Los Azules vs Undeveloped Copper Deposits* Resource Size Grade Annual Production Mine Life 7th 2nd 5th 6th *See Note 2

24 Los Azules Exploration Highlights *See Note 3

Los Azules High Grade @ Depth 25 *See Note 4

Los Azules Strategy Test Expansion Potential Monetize Asset - JV - Cash up front - Outright Sell Cash to Fund: - Growth - Dividends 26

27 Los Azules - Comparable Copper Projects Sold Buyer Target Project Location Value Global CuEq Resources (Blbs) Value / lb CuEq Date 2010 2011 2011 2012 First Quantum Hudbay Capstone Stillwater Antares Norsemont Far West Peregrine Haquira Constancia Santo Domingo Altar Peru Peru Chile Argentina Avg. $550 $305 $445 $490 $450 13.4 5.7 6.7 12.9 9.7 $0.04 $0.05 $0.07 $0.04 $0.05 *See Note 2

28 San José Argentina ? Next Cerro Negro 35

29 Excitement @ San José: New High-Grade Results *See Note 5

San José vs Cerro Negro Grade Comparison 30 Gold (gpt) Silver (gpt) Gold Equivalent (gpt) Cerro Negro San José *Gold Eq. calculated using of 53:1 silver gold ratio See note 6, information pertaining to Cerro Negro obtained from Goldcorp’s website 15.6 10.0 457 62 7.0 8.8

Nevada Scoping Studies Tonkin & Limo Q4 2012 31

Projected Gold Eq. Production Growth 32 0 75 150 225 300 2012E 2013E 2014E 2015E Gold Eq. Production (000’ oz Au Eq.) San José Mine El Gallo Gold Bar 285,000 oz 105,000 oz *See Endnotes

ROB McEWEN Chief Owner 33

34 Gold is Money

The Ultimate Currency Performance in Major Currencies 35 US Dollar Rand Pound RMB Euro Canadian Swiss Australian Source: Bloomberg. As of May 16, 2012 502% 518% 437% 360% 317% 286% 228% 193% 2001- Present

36 Ballooning Debt Rapidly Debasing Currencies Source: Bloomberg. As of May 16, 2012 25 55

It Has Happened Many Times Before Source: Bloomberg 37

Gold vs Stock Markets 2001 - Present Source: Bloomberg, As of May 16, 2012 38

No Opportunity Cost – Gold vs Interest Rates 1954 – Present (57 Years) Source: Bloomberg, As of May 16, 2012 55 60 65 70 75 80 85 90 95 00 05 10 39

40 Investors’ Choices for Gold Physical – Cumbersome ETF – Easy Equities – Which One?

41 Explosive Growth of ETFs Gold 2,380 tonnes Value $122 Billion Source: Bloomberg, As of May 15, 2012

42 Diverging Paths: Gold vs Gold Equities 2001 - Present Source: Bloomberg, As of May 16, 2012

43 Performance of Senior Gold Equities May 10, 2006 - Present Gold Price +119% Barrick Goldcorp Newmont Kinross AngloGold Production -10% +40% unch +60% -30% Share Price unch -19% -25% -42% -42% Dividend Yield 2.3% 1.7% 3.2% 2.2% 1.6% Source: Bloomberg. As of May 16, 2012

McEwen Mining Rob McEwen - 25% $110 Million Cost No Alignment CEO’s Share Ownership 44 Source: Bloomberg. As of May 16, 2012

Gold Equities – But Which One? 2800 Public Exploration / Developing / Mining Companies World Wide Investor Confusion 45

46 Be Aware, Volatility A Constant Feb 2007 - Present Source: Bloomberg, As of May 16, 2012

Volatility Brings Uncertainty 47 and Opportunity

48 Big Gains Do Occur + Will Occur Again! Oct 2008 - Present Source: Bloomberg, As of May 16, 2012

49 Gold Equities Oversold: Gold needed to Buy XAU December 1983 – March 2012 Source: James Turk - Gold Money King World News

50 Recurring Event Composite Performance of The XAU in Election Years Source: Bloomberg and CIBC World Markets, reported April 17, 2012

51

FBI warns of threat from anti-government extremists WASHINGTON | Mon Feb 6, 2012 7:21pm EST (Reuters) - Anti-government extremists opposed to taxes and regulations pose a growing threat to local law enforcement officers in the United States, the FBI warned on Monday. These extremists, sometimes known as "sovereign citizens," believe they can live outside any type of government authority, FBI agents said at a news conference. The extremists may refuse to pay taxes, defy government environmental regulations and believe the United States went bankrupt by going off the gold standard. 52

53 Homestake Before + After Confiscation Source: www.longwave.com

54 Want to Repeat My Goldcorp Experience Source: Bloomberg

55 Ugly Performance Feb 2007 - Present Source: Bloomberg, as of May 16, 2012

56

Endnotes 57 The Company has included non-GAAP performance measures, total cash costs, by-product and co-product, per gold ounce, throughout this document on a historic and estimated forward looking basis. In the mining industry, these are common performance measures but do not have any standardized meaning. The Company believes that, in addition to conventional measures prepared in accordance with GAAP, the Company and certain investors use this information to evaluate the Company’s performance and ability to generate cash flow. Accordingly, it is intended to provide additional information and should not be considered in isolation or as a substitute for measures of performance prepared in accordance with GAAP. Total silver cash costs on a by-product basis are calculated by deducting by-product gold revenues from production cash costs. Such information relating to the San José Mine is provided to us by Minera Santa Cruz S.A. who is responsible for and has supplied to the Company all reported results from the San José Mine. The technical information pertaining to the San José Mine contained herein is, with few exceptions as noted, based entirely on information provided to the Company by Minera Santa Cruz S.A. ("MSC"). The Company's joint venture partner, a subsidiary of Hochschild Mining plc, and its affiliates other than MSC do not accept responsibility for the use of project data or the adequacy or accuracy of this information. As the Company is not the operator of the San José Mine, there can be no assurance that production information reported to the Company by MSC is accurate, the Company has not independently verified such information and readers are therefore cautioned regarding the extent to which they should rely upon such information. The Company has also made estimates of potential future cash flow from MSC based on a sustained silver price of $34/oz and gold price of $1,700/oz as well as assumptions over operating costs, capital expenditures, production levels, taxes, and other factors which are beyond our control since we are not the operator of the San José Mine. The feasibility of mining at our El Gallo Complex and Gold Bar Project, has not been established in accordance with SEC Guide 7, and we have no proven or probable reserves on those properties as defined by U.S. law. A "reserve," as defined by regulation of the SEC, is that part of a mineral deposit which could be economically and legally extracted or produced at the time of the reserve determination. A reserve requires a feasibility study demonstrating with reasonable certainty that the deposit can be economically extracted and produced. There are no assurances that we will be able to prove that there are reserves at the El Gallo Complex and Gold Bar Project. The forward looking information contained in this presentation such as estimated timelines to production, production levels, capital expenditure requirements, and operating costs have been estimated without the benefit of a feasibility study so there can be no assurance over the accuracy of those estimates or that commercial production will be achieved.

Note 1: McEwen Mining ‘s news release titled “McEwen Mining Provides First Quarter 2012 Operational and Development Update” dated May 8, 2012. This news release has been reviewed and approved by William Faust, P.E, McEwen Mining's Chief Operating Officer, who is a Qualified Person as defined by National Instrument 43-101. Note 2: Fraser Mackenzie Research report, “Massive High-Grade Potential. The Mining Camp of Deseado Massif, Santa Cruz, Argentina” dated March 05, 2012. This report is available on Fraser Mackenzie Research website (www.frasermackenzie.com). Note 3: Minera Andes’s news release titled “Minera Andes Reports Drill Results and Development Update for the Los Azules Copper Project” dated June 27, 2011. The mineral resource estimate referenced in this press release was prepared in June 2010 by Robert Sim, P.Geo. and Bruce Davis, PhD, FAusIMM, both independent Qualified Persons as defined by National Instrument 43-101 "Standards of Disclosure for Mineral Projects" ("NI 43-101"). Note 4: McEwen Mining ‘s news release titled “McEwen Mining Expansion Drilling Intersects 0.53% Copper Over 351 Meters at the Los Azules Project” dated May 10, 2012. James K. Duff , Senior Consultant to the Company and a Registered Member in good standing of the Society for Mining, Metallurgy and Exploration, who is a Qualified Person as defined by National Instrument 43-101 ("NI 43-101") has reviewed and approved the contents of this news release. Note 5: McEwen Mining’s news release titled “McEwen Mining Announces Attractive Intercepts at the San José Mine in Argentina” dated February 13, 2012. The technical contents of this news release has been reviewed and approved by Jim Duff , Senior Operations Advisor to the Corporation, a Qualified Person as defined by Canadian Securities Administrator National Instrument 43-101 "Standards of Disclosure for Mineral Projects" ("43-101"). Note 6: Production figures are based on San José 2011 operating data. San José Mine data was derived from the report “Minera Andes Inc. Annual Information Form” for the fiscal year ended December 31, 2010 released by Minera Andes Inc. on March 28, 2011 with an effective date of December 31, 2010, and resource estimates were prepared by James L. Pearson P.Eng., Alfred Hayden and Fred Brown and Eugene Puritch. Each of the foregoing are considered to be independent of Minera Andes and Qualified Persons as defined by NI 43-101. For further information about the San José mine see the “Technical Report on the San José Silver-Gold Mine, Santa Cruz, Argentina” prepared by Eugene J. Puritch, Alfred S. Hayden, James L. Pearson, Fred H. Brown, Tracy Armstrong, David Burga and Kirstine R. Malloch, dated December 16, 2010. (Collectively the “San José Information”). 58